UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

AUGUST 6, 2020

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1203 E. 33rd Street, Suite 250, Tulsa Oklahoma 74105

(Address of Principal Executive Offices) (Zip Code)

(539) 444-8002

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 6, 2020, Empire Petroleum Corporation, a Delaware corporation (the “Corporation”), and Empire Texas LLC, a Delaware limited liability company and wholly owned subsidiary of the Corporation (“Empire Texas”), entered into several agreements with Petroleum Independent & Exploration LLC, a Nevada limited liability company (“PIE”), and certain entities related to PIE as further described below.

The Corporation and Empire Texas entered into a joint development agreement dated as of August 6, 2020 (the “JDA”), with PIE, PIE Operating LLC, a Nevada limited liability company (“PIE Operating”), PIE Holdings, LP, a Nevada limited partnership (“PIE Holdings”), and Mineral Resources Texas, LLC, a Delaware limited liability company (“MRT”), in the ordinary course of business, which JDA is described under Item 8.01 below. The description of the JDA is incorporated by reference into this Item 1.01 and should be read first before reading the rest of this Item 1.01.

Securities Purchase Documents

The Corporation entered into a securities purchase agreement dated as of August 6, 2020 (the “Securities Agreement”), with PIE, pursuant to which PIE purchased (a) 3,500,000 shares of the Corporation’s common stock, (b) a warrant to purchase up to 2,625,000 shares of the Corporation’s common stock at an exercise price of $0.20 per share (the “PIE-1 Warrant”), (c) a warrant to purchase up to 1,800,000 shares of the Corporation’s common stock at an exercise price of $0.25 per share (the “PIE-2 Warrant”), (d) a warrant to purchase up to 8,136,518 shares of the Corporation’s common stock at an exercise price of $0.10 per share (the “PIE-3 Warrant”), and (e) a warrant to purchase up to 11,066,667 shares of the Corporation’s common stock at an exercise price of $0.141 per share (the “PIE-4 Warrant” and, collectively with the Securities Agreement, the PIE-1 Warrant, the PIE-2 Warrant, and the PIE-3 Warrant, the “Securities Purchase Documents”), for an aggregate purchase price of $525,000.

Under the Securities Purchase Agreement, the Corporation agreed to (a) take commercially reasonable efforts to cause the appointment of one individual designated by PIE to serve on the Board of Directors of the Corporation after the exercise of the PIE-1 Warrant in full, (b) take commercially reasonable efforts to cause the appointment of a second individual designated by PIE to serve on the Board of Directors of the Corporation after the exercise of the PIE-3 Warrant in full, and (c) commence and reasonably pursue registration of the shares of common stock purchased by PIE and the warrant shares within 90 days.

Pursuant to the PIE-1 Warrant, PIE has an obligation to fully exercise such warrant within 45 business days after (a) the 3-month trailing average monthly aggregate production from the oil and gas properties of Empire Texas have increased by 20% from the 3-month trailing average monthly production of the same properties as of July 2020, (b) the aggregate expenditures on well workovers by PIE Operating under the JDA have exceeded $1,000,000, and (c) the Corporation shall have effected a reverse stock split mutually agreeable to the Corporation and PIE.

Pursuant to the PIE-2 Warrant, PIE does not have the right to exercise such warrant until such time as all warrants to purchase shares of common stock outstanding as of August 6, 2020 (other than those held by PIE) have been fully exercised or lapsed.

Pursuant to the PIE-4 Warrant, (a) the number of warrant shares that initially may be acquired under such warrant is 7,533,333, but in the event that any stockholder (other than current officers and directors) exercises any warrants to acquire shares of common stock on or before December 31, 2020 (the “Adjustment Shares”), such warrant shares shall be adjusted by a number of warrant shares equal to (i) the number of Adjustment Shares so exercised multiplied by (ii) 0.6667, and (b) the exercise price initially is $0.141, but at any time after the number of warrant shares are adjusted, such exercise price shall be equal to a quotient, the numerator of which is (i) the difference between (A) $1,062,200 less (B) the total amount paid by warrant holder as of the date of such calculation and the denominator of which is (ii) the number of warrant shares that may still be acquired as of the date of such calculation.

The Securities Purchase Documents also contain certain covenants, representations and warranties, and other customary terms and conditions.

The foregoing descriptions of the Securities Purchase Documents are qualified in their entirety by reference to the full terms and conditions of the Securities Purchase Documents, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Loan Agreement

Empire Texas entered into a term loan agreement with PIE dated as of August 6, 2020 (the “Loan Agreement”). Pursuant to the Loan Agreement, (a) the commitment amount is $1,000,000 until the first anniversary and, thereafter, is $2,000,000, (b) the loan proceeds are required to be used for certain recompletion and workover projects on wellbores under the JDA, (c) the Assigned Interest is used as collateral for the obligations of Empire Texas, (d) the net cash proceeds received by PIE in connection with Assigned Interest shall be applied to repay outstanding principal and interest, (e) the final maturity date is August 6, 2024, (f) outstanding borrowings bear interest at a rate equal to 6% per annum, and (g) Empire Texas has the right to prepay loans at any time without a prepayment penalty.

The Loan Agreement also contains certain affirmative and negative covenants, representations and warranties, and other customary terms and conditions.

The foregoing summary of the Loan Agreement is qualified in its entirety by reference to the full terms and conditions of the Loan Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the description of the Loan Agreement under “Loan Agreement” in Item 1.01 above, which information is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

See the description of unregistered sales of securities under “Securities Purchase Documents” in Item 1.01 above, which information is incorporated by reference into this Item 3.02. The material terms and conditions applicable to the purchase and sale of the common stock and the warrants are set forth in the securities purchase agreement and related common share warrant certificate included as exhibits to this Current Report on Form 8-K. The offers and sales related to the securities described above were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that act provided by Section 4(a)(2) thereof and Regulation D promulgated by the Securities and Exchange Commission thereunder. PIE is a sophisticated accredited investor with the experience and expertise to evaluate the merits and risks of an investment in the Corporation’s securities and the financial means to bear the risks of such an investment. In addition, PIE was provided access to all of the material information regarding the Corporation and Empire Texas that PIE would have received if the offer and sale of the securities had been registered.

Item 8.01	Other Events

Pursuant to the JDA, the parties agreed, among other things, that (a) PIE Operating will act as contractor operator for Empire Texas, (b) the Corporation, Empire Texas, and PIE will enter into the Securities Purchase Documents and Loan Agreement described in Item 1.01 above, (c) PIE Operating will perform certain recompletion and workover projects on certain wellbores using proceeds from the Loan Agreement, (d) prior to conducting any such project on any such workover wellbore, Empire Texas will assign (i) a 70% gross working interest and 70% gross revenue interest in such workover wellbore and the related production unit to PIE (the “Assigned Interest”) and (ii) a 15% gross working interest and 15% gross revenue interest in such workover wellbore and the related production unit to PIE Holdings, (e) the parties will execute a joint operating agreement, (f) PIE will use the proceeds from the Assigned Interest to pay the obligations of Empire Texas under the Loan Agreement, and (g) after the payment of all obligations of Empire Texas under the Loan Agreement, PIE and PIE Holdings will assign (i) a 35% gross working interest and 35% gross revenue interest in the workover wellbores and the related production units to Empire and (ii) a 50% gross working interest and 50% gross revenue interest in the workover wellbores and the related production units to MRT.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith.

10.1	Securities Purchase Agreement dated as of August 6, 2020, by and between Empire Petroleum Corporation and Petroleum Independent & Exploration LLC

10.2	Common Share Warrant Certificate No. PIE-1 dated August 6, 2020

10.3	Common Share Warrant Certificate No. PIE-2 dated August 6, 2020

10.4	Common Share Warrant Certificate No. PIE-3 dated August 6, 2020

10.5	Common Share Warrant Certificate No. PIE-4 dated August 6, 2020

10.6	Loan Agreement dated as of August 6, 2020, by and between Empire Texas LLC and Petroleum Independent & Exploration LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: August 11, 2020	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President